UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2008

GTX CORP

(Exact name of Registrant as specified in charter)

Nevada	000-53046	98-0493446

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

117 W. 9th Street, # 1214
Los Angeles, California 90015

(Address of principal executive offices)

Registrant’s telephone number, including area code: (213) 489-3019

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e) -4(c))

INFORMATION TO BE INCLUDED IN REPORT

This Form 8-K and other reports filed by the GTX Corp from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the GTX Corp’s management as well as estimates and assumptions made by the GTX Corp’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the GTX Corp or the GTX Corp’s management identify forward looking statements. Such statements reflect the current view of the GTX Corp with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the GTX Corp’s industry, operations and results of operations and any businesses that may be acquired by the GTX Corp. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 4.01	Changes in Registrant’s Certifying Accountant.

Effective May 7, 2008, in connection with a reverse take-over transaction of GTX Corp by Global Trek Xploration, a California corporation, BDO Dunwoody LLP ("BDO Dunwoody") was dismissed as GTX Corp’s certifying independent public accountant. BDO Dunwoody was engaged January 21, 2008 when GTX Corp’s then current certifying independent public accountant, Amisano Hanson, Chartered Accountants, merged its operations into BDO Dunwoody. BDO Dunwoody did not act as GTX Corp’s certifying independent public accountant for either of its last two fiscal years.

During the period of BDO Dunwoody’s engagement, there were no disagreements with BDO Dunwoody on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO Dunwoody would have caused BDO Dunwoody to make reference to the subject matter of the disagreement in connection with their report, nor were there any “reportable events” as described in Item 304 (a) (1) (iv) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

BDO Dunwoody furnished GTX Corp with a letter addressed to the Securities Exchange Commission (the “SEC letter”) stating that it agrees with the statements made above by GTX Corp. A copy of the SEC letter has been filed as Exhibit 16.1 to this current report on Form 8-K.

Effective May 7, 2008, LBB & Associates Ltd., LLP (“LBB”) was engaged to serve as GTX Corp’s new independent certifying public accountant to audit GTX Corp’s financial statements.

Prior to engaging LBB, GTX Corp had not consulted LBB regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on GTX Corp’s financial statements or a reportable event, nor did GTX Corp consult with LBB regarding any disagreements with its prior auditors on any matter, scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The dismissal of BDO Dunwoody as GTX Corp’s certifying independent public accountant and the engagement of LBB as its new certifying independent public accountant were both approved by GTX Corp’s Board of Directors on May 7, 2008.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit

16.1	Letter from BDO Dunwoody LLP dated May 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTX CORP

By:	/s/ Patrick E. Bertagna
Patrick E. Bertagna
Chief Executive Officer
Dated: May 13, 2008